Exhibit 99.2 FORTE BIOSCIENCES FORTE BIOSCIENCES AUGUST 2025 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS ¡ Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Act of 1995, known as the PSLRA. These include statements regarding management’s intention, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forte Biosciences, Inc. (“we”, the “Company” or “Forte”) undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. ¡ Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to the business and prospects of the Company; Forte’s plans to develop and potentially commercialize its product candidates, including FB102; the risk that results from preclinical studies and early-clinical trails completed by Forte and third parties may not be predictive of results from later-stage clinical trials; the timing of the availability of data from Forte’s clinical trials, including Forte’s Phase 2 celiac trial and Phase 1b vitiligo trial; the timing of initiation of Forte’s future clinical trials, including Forte’s Phase 1b alopecia areata trial and other future clinical trials; the timing of any planned investigational new drug application or new drug application; Forte’s plans to research, develop and commercialize its current and future product candidates; Forte’s projections of the size of the market in certain indications for FB102; the clinical utility, potential benefits and market acceptance of Forte’s product candidates; Forte’s commercialization, marketing and manufacturing capabilities and strategy; developments and projections relating to Forte’s competitors and its industry; the impact of government laws and regulations; Forte’s ability to protect its intellectual property position; Forte’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the impact of global events on the Company, the Company’s industry or the economy generally. ¡ We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs, and these statements represent our views as of the date of this presentation. We may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Information regarding certain risks, uncertainties and assumptions may be found in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the period ending June 30, 2025, and other filings with the Securities and Exchange Commission. New risk factors emerge from time to time and it is not possible for our management team to predict all risk factors or assess the impact of all factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. 2

CLINICAL STAGE FB102 • CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK and T cells and is a subunit of the high affinity IL-2 receptor expressed on Tregs • FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL- 15 induced proliferation and activation of pathogenic NK and T cells • Celiac disease (CeD) phase 1b trial completed and demonstrated positive histological and symptom data for FB102 treated subjects compared to placebo • FB102 Phase 2 celiac disease initiated with topline data expected in 2026 • FB102 Phase 1b vitiligo trial enrolling with topline results expected in 1H26 • FB102 Phase 1b alopecia areata trial initiating 2H25 with topline data expected in 2026 3

FORTE BIOSCIENCES OVERVIEW • Strong Board of Directors comprised of leaders in industry including: • Scott Brun, MD – Former head of Abbvie product development • David Gryska – Former CFO of Incyte and Celgene • Barbera Finck, MD – Led Enbrel development at Immunex and Humira biosimilar development at Coherus • Steve Doberstein, PhD – Former Chief Scientific Officer of Nektar • Steve Kornfeld – PM at Franklin Venture Partners, Co-Managing Partner of Castle Peak, Healthcare Sector Team Leader and PM at Franklin Templeton • Shiv Kapoor – Co-Founder of Stonegate Healthcare and biotech veteran with over 25 years of experience in investments and therapeutics development • Rich Vincent – Multiple biotech CFO roles, Deloitte & Touche 4

EXPERIENCED MANAGEMENT Forte’s management has extensive experience in manufacturing, quality, regulatory and clinical development Paul Wagner, Ph.D. – CEO Tony Riley – Chief Financial Officer Chris Roenfeldt, PMP – Chief Operating Officer Barbara Finck, MD – Senior Medical Clinician 5

FB102 CD122 ANTAGONIST MECHANISM 6

CLINICAL STAGE FB102 OVERVIEW CD122 is a subunit of the intermediate affinity IL-2/IL- 15 receptor expressed on NK cells, certain T cell subtypes and is a subunit of the high affinity IL-2 receptor expressed on Tregs FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL-15 induced proliferation and activation of pathogenic NK cells, certain T cell subtypes without effecting the IL-2 biology of beneficial Tregs Lodolce 2002 Cytokine Growth Factor Rev. PMID 12401478 Ross 2018 Annu Rev Immunol. PMID 29677473 7

FB102 IN VITRO DATA 8

FB102 INHIBITS CD4+ AND CD8+ T CELL PROLIFERATION Fold Reduction Isotype/FB102 FB102 inhibits IL-2/IL-15 IL-2 4.1 signaling back to baseline IL-15 4.6 levels of the unstimulated cell only 9 IL2+Isotype IL2 Only IL2+FB102 I t L15+Iso ype IL15 IL15+FB102 Cells Only RLU (Cell Titer Glo)

FB102 INHIBITS NK CELL PROLIFERATION BACK TO BASELINE LEVELS Fold Reduction Isotype/FB102 IL-2 5.6 FB102 inhibits IL-2/IL-15 IL-15 7.8 signaling back to baseline levels of the unstimulated cell only 10 IL2+Isotype IL2 Only IL2+FB102 IL15+Isotype IL15 IL15 FB 0 + 1 2 Cells Only RLU (Cell Titer Glo)

FB102 DOES NOT INHIBIT REGULATORY T CELL PROLIFERATION FB102 does not inhibit high affinity IL-2 signaling of Tregs In the absence of IL-2 stimulation, FB102 does not impact cell viability and is comparable to unstimulated cell 11 Treg IL2+CD3+Isotype Treg IL2+CD3 Treg L + D3 F 1 2 I 2 C + B 0 Treg CD3+FB102 Treg CD3 Only RLU (Cell Titer Glo)

FB102 INHIBITS IL-2 AND IL-15 INDUCTION OF IL-6, TNF-ALPHA, IFN- GAMMA, AND CSF-1 WITH 3 DIFFERENT T CELL DONORS 150 CSF-1 100 50 0 12 Cell Only Donor06 I r L15 + FB102 Dono 06 IL2 + FB102 Donor06 IL2 + Isotype Donor06 IL15 + Isotype Donor06 Cell Only Donor55 I 5 L1 + FB102 Donor55 IL2 + FB102 Donor55 IL2 + Isotype Donor55 IL15 + Isotype Donor55 Cell Only Donor47 Cell Only Donor06 IL15 + FB102 Donor47 IL15 + FB102 Donor06 IL2 + FB102 Donor47 IL2 + FB102 Donor06 IL2 + Isotype Donor47 IL2 + Isotype Donor06 IL15 + Isotype Donor47 IL15 + Isotype Donor06 Cell Only Donor55 IL15 + FB102 Donor55 IL2 + FB102 Donor55 IL2 + Isotype Donor55 IL15 + sot pe Donor55 I y Cell Only Donor06 Cell Only Donor47 IL 5 + FB10 D n r 1 2 o o 06 IL15 + FB102 Donor47 IL2 + FB102 Donor06 IL2 + FB102 Donor47 IL2 + Isotype Donor06 IL2 + Isotype Donor47 IL15 + Isotype Donor06 + IL15 Isotype Donor47 Cell Only Donor55 IL 5 F 10 D n r 1 + B 2 o o 55 IL2 + FB102 Donor55 IL2 + Isotype Donor55 IL15 + Isotype Donor55 Cell Only Donor47 Cell Only Donor006 IL15 + FB102 Donor47 IL15 + FB102 Donor006 IL2 + FB102 Donor47 IL2 + FB102 Donor006 IL2 + Isotype Donor47 IL2 + Isotype Donor006 IL15 + Isotype Donor47 IL15 + Isotype Donor006 Cell Only Donor55 IL15 + FB102 Donor55 IL2 + FB102 Donor55 IL2 + Isotype Donor55 I ty o 5 IL15 + so pe Don r 5 Cell Only Donor47 IL15 + FB102 Donor47 IL2 + FB102 Donor47 IL2 + Isotype Donor47 I ty o 4 IL15 + so pe Don r 7 % of Isotype Control % of Isotype Control % of Isotype Control

FB102 INHIBITS IL-2/IL-15 CD4+ AND CD8+ T CELL ACTIVATION IN IN VITRO DISEASE MODEL <0.0001 30 CD4+ and CD8+ T cells were treated with IL2 for 24 hours 20 then with IL15 for 3 days, simulating disease activity in the 10 presence or absence of FB102 FB102 provides nearly complete 0 inhibition of T cell activation CD8+ T Cells CD4+ T Cells 13 % CD25 Positive (CD4) FB102 Isotype +IL2 / No IL15 Cells Only

FB102: BROAD AUTOIMMUNE INDICATION POTENTIAL 14

ALIGNMENT OF DISEASE BIOLOGY AND MECHANISM FOR FB102 HIGHLIGHTS “PIPELINE-IN-A-PRODUCT” POTENTIAL FOR FB102 IN AUTOIMMUNE DISEASES WITH HIGH UNMET NEED Disease Species Outcome Reference Celiac disease Mouse Improved IL-15-induced PNAS, 2009 mucosal damage Vitiligo Mouse Enhanced repigmentation Sci Transl Med, 2018 Alopecia areata Mouse Prevented fur loss Nature Med, 2014 Type 1 diabetes Mouse Delayed disease onset JCI Insight, 2018 15

CELIAC DISEASE 16

NO APPROVED THERAPIES FOR CELIAC DISEASE; POTENTIAL FOR A SIGNIFICANT MARKET OPPORTUNITY ¡ Celiac disease is an autoimmune disease that’s triggered by consuming gluten and results in damage to the small intestine ¡ Symptom include diarrhea, fatigue, headaches, anemia, nausea, dermatitis herpetiformis (an itchy skin rash) ¡ Significant patient population does not respond to gluten free diet ¡ Health consequence for not treating include malnourishment, cancer, other autoimmune conditions ¡ Market Opportunity ¡ Estimated 1:133 in US (2.5 million people) with celiac disease (Fasano, Arch Intern Med. 2003 PMID: 12578508) ¡ 0.3% to 0.5% of celiac disease patients are non-responsive (Malamut Gastroenterology. 2024 38556189) ¡ No approved treatment options for celiac disease 17

IL-2 AND IL-15 IN CELIAC DISEASE (CED) IL-2 ¡ Clear genetic basis for involvement of IL-2 in CeD ¡ Gluten-induced IL-2 production differentiates true CeD from non-gluten induced GI symptoms ¡ IL-2 strongly correlates with symptom severity and Serum IL-2 peaks within 4 hours after gluten exposure ¡ IL-2 production is followed by increases in Intraepithelial lymphocyte (IELs) and inflammatory Th-1 type cytokine IFN-γ IL-15 ¡ Clear genetic basis for involvement of IL-15 in CeD ¡ IL-15 levels in intestinal tissue correlate with intestinal damage ¡ IL-15 is overexpressed in gut epithelium and immune cells upon gluten exposure ¡ IL-15Ra is overexpressed in Intraepithelial lymphocyte (IELs) in patients with CeD ¡ IL-15 induces proliferation and activation of Intraepithelial lymphocyte (IELs) and inflammatory cytokines IFN- γ and TNF-α ¡ IL-15 activates intestinal cytotoxic CD8+ T cells that kill gut epithelium ¡ IL-15 impairs immunosuppressive and gut-protective activity of CD4+ Tregs and TGF-β 1 - van Heel 2007 Nat Genet. PMID 17558408 18

FB102 BLOCKS GLUTEN-INDUCED INTESTINAL DAMAGE IN CELIAC SUBJECT BY BLOCKING IL-2 AND IL-15 ACTIVATION OF CD8+ T CELLS healthy epithelium damaged epithelium + CD8+ CD8 cells T cell IL-15 damage epithelium FB102 blocks IL-15 and IL-2 IL-2 Gluten APC with specific gluten + CD4 T cell peptide lamina propria Levescot 2022 Gut PMID 35879049 19

FB102 BLOCKS BOTH IL-2 AND IL-15, PROVIDING POTENTIAL ADVANTAGES OVER OTHER DRUGS BEING CLINICALLY INVESTIGATED FOR CELIAC DISEASE Immunomodulators Gluten Modification Immunotolerance Gut Healing Single targeting Multi targeting IMGX-003 CNP-101/TAK-101 IMU-856 IL-15 à CALY-002 CD122 (IL-2/IL-15)àFB102 TMP502 TAK-062 IL 15 à Ordesekimab IL15/IL-21àEQ-102 KAN-101 E40 IL 15 à TEV-53408 TAK227/ZED1227 DONQ52 OX40L amlitelimab 20

CELIAC DISEASE MORPHOLOGIC AND HISTOLOGICAL MEASUREMENTS IN CELIAC DISEASE 21

INTRAEPITHELIAL LYMPHOCYTES ARE MEDIATORS OF DAMAGE TO VILLI IN CELIAC DISEASE • Intraepithelial lymphocyte (IELs) are CD3+T cells that infiltrate the villus upon gluten challenge in celiac disease leading to villus atrophy • IEL count is measured as a density of CD3+ T cells per 100 enterocytes • Subjects with celiac disease typically have IEL count density of 20-30 and can increase 30%+ on exposure to gluten Taavela J, PLoS One. PMID: 24146832; PMCID: PMC3795762. Rostami K Gut. 2017 Dec; PMID: 28893865; PMCID: PMC5749338. 22

VILLUS HEIGHT TO CRYPT DEPTH RATIO (VH:CD) • Villus height to crypt depth (Vh:Cd) ratio measures morphological damage due to IEL infiltration after gluten exposure in celiac disease • Vh:Cd ratio in patients with CeD is ~2.0-3.0 when the patients are on Gluten Free Diet Adelman DC, Am J Gastroenterol. 2018 Mar;2018 Feb 20. PMID: 29460921. 23

COMPOSITE HISTOLOGICAL SCALE FOR CELIAC DISEASE Findings: A composite scale VCIEL comprising individual subject values for Vh:Cd and IEL with equal weighting appears to offer better accuracy and statistical precision, particularly for population analysis in clinical trials, as well as potentially offering a broader measure of mucosal health. 24

FB102 PHASE 1B CELIAC DISEASE STUDY 25

CELIAC DISEASE PHASE 1B DESIGN • 32 subjects were enrolled at 9 sites (AUS/NZ) • Randomized 3:1 to FB102 vs PBO (24:8) • Subjects received 3 of 4 doses of either FB102 (10mg/kg) or placebo then began 16 day gluten challenge (2g,4g, 8g for 14 days) th • 4 dose of either FB102 or placebo on day 22 • Endoscopy/biopsy at baseline and at end of gluten challenge (central review of histology endpoints) • Gluten challenge symptoms collected in patient diaries/AE reporting 26 • All subjects completed day 32 biopsy

BASELINE DEMOGRAPHICS Placebo FB102 Overall Parameter N=8 N=24 N=32 Age (Years) Mean 38.3 40.8 40.1 Female 5 (62.5%) 19 (79.2%) 24 (75.0%) Sex [n (%)] Male 3 (37.5%) 5 (20.8%) 8 (25.0%) Hispanic or Latino 0 0 0 Not Hispanic or Latino 7 (87.5%) 23 (95.8%) 30 (93.8%) Ethnicity [n (%)] Not Reported 1 (12.5%) 1 (4.2%) 2 (6.3%) Unknown 0 0 0 Body Mass Index (kg/m2) Mean 25.61 24.8 25 at Screening Mean 2.756 2.818 Baseline Villus height to Crypt depth ratio Standard error of mean 0.1398 0.1099 Baseline CD3 positive IELs Mean 25.6 23.5 per 100 enterocyte Standard error of mean 3.83 1.68 27

FB102 DEMONSTRATES SIGNIFICANT BENEFIT IN PHASE 1B CELIAC DISEASE STUDY 28

FB102 DEMONSTRATES STATISTICALLY SIGNIFICANT COMPOSITE HISTOLOGY (VCIEL) BENEFIT COMPARED TO PLACEBO Day 32 vs baseline VCIEL composite score –1.849 for PBO compared to 0.079 for FB102 treated subjects (p=0.0099) 29

FB102 DEMONSTRATES STATISTICALLY SIGNIFICANT DIFFERENCE IN CHANGE IN IEL DENSITY COMPARED TO PLACEBO Day 32 vs baseline mean IEL density increase of 13.3 for PBO compared to a decrease of 1.5 for FB102 treated subjects (p=0.0035) 30

VH:CD RATIO IMPROVEMENT OBSERVED FOR FB102 VS PLACEBO Day 32 vs baseline Vh:Cd ratio improvement of 73% for FB102 (-0.046) compared to PBO (-0.173) 31

FB102 DEMONSTRATED GLUTEN CHALLENGE SYMPTOM EVENT BENEFIT VS PLACEBO Gluten challenge (GC) symptoms reported in patient diaries/AE collection GC induced GI symptoms tracked: nausea, diarrhea, vomiting, abdominal pain, abdominal bloating Through the 16 day gluten challenge FB102 demonstrated a 42% symptom benefit vs placebo (average of 6.9 events per subject on placebo compared to 4.0 events per subject on FB102) 32

FB102 PHASE 1B CELIAC DISEASE STUDY SAFETY SUMMARY 33

FB102 GENERALLY SAFE AND WELL TOLERATED Treatment Emergent Adverse Events By Grade Placebo (N=8) FB102 (N=24) Overall (N=32) n (Participant n (Participant n (Participant % % % Count) Count) Count) All Any Grade 8 100.0% 23 95.8% 31 96.9% Grade 1 (Mild) 8 100.0% 22 91.7% 30 93.8% Grade 2 (Moderate) 6 75.0% 9 37.5% 15 46.9% Grade 3 (Severe) 1 12.5% 0 0.0% 1 3.1% 34

FB102 GENERALLY SAFE AND WELL TOLERATED Treatment Emergent Adverse Events By Organ Class Placebo (N=8) FB102 (N=24) Overall (N=32) n (Participant n (Participant n (Participant System Organ Class Summary % % % Count) Count) Count) Participants with at least one TEAE 8 100.0% 23 95.8% 31 96.9% Gastrointestinal disorders 7 87.5% 21 87.5% 28 87.5% Nervous system disorders 5 62.5% 10 41.7% 15 46.9% General disorders and administration site conditions 2 25.0% 5 20.8% 7 21.9% Infections and infestations 3 37.5% 4 16.7% 7 21.9% Metabolism and nutrition disorders 2 25.0% 2 8.3% 4 12.5% Musculoskeletal and connective tissue disorders 1 12.5% 2 8.3% 3 9.4% Blood and lymphatic system disorders 2 25.0% 0 0.0% 2 6.3% Psychiatric disorders 1 12.5% 1 4.2% 2 6.3% Respiratory, thoracic and mediastinal disorders 2 25.0% 0 0.0% 2 6.3% Ear and labyrinth disorders 0 0.0% 1 4.2% 1 3.1% Vascular disorders 0 0.0% 1 4.2% 1 3.1% 35

CELIAC DISEASE FB102 PHASE 2 TRIAL OVERVIEW 36

CELIAC DISEASE PHASE 2 DESIGN • 14 sites AUS/NZ initially • Initiation in 2H25 • US IND expected late 2025/early 2026 • Topline data readout expected in 2026 37

VITILIGO 38

LARGE UNMET NEED IN VITILIGO PRESENTS A SUBSTANTIAL MARKET OPPORTUNITY ¡ Vitiligo is an autoimmune disease of the skin driven by pathogenic T cells that kill melanocytes and create white spots ¡ Vitiligo results in sensitive skin (increasing likelihood of sub burns), eye abnormalities, emotional challenges, and leads to a predisposition of other autoimmune conditions. ¡ Market Opportunity ¡ Prevalent in 0.76% of population – 2 Million in US Amy Deanna / CoverGirl cosmetics ¡ While JAK inhibitors have demonstrated efficacy in vitiligo, regulatory scrutiny of the JAK class including black box warnings has dampened enthusiasm for this class and as a result there remains a significant unmet need for safe and effective therapies for treating AA and vitiligo https://my.clevelandclinic.org/health/diseases/12419-vitiligo 39

IL-15 ACTIVATION OF PATHOGENIC CD8+ T CELLS IN SKIN Vitiligo patients have unpigmented skin due activated FB102 blocks activation of pathogenic T cells, restoring pathogenic T cells killing melanocytes melanocyte health and skin pigmentation Tokura Front Immunol. 2021 PMID 33633737 40

IL-2 THERAPY DRIVES VITILIGO Enhanced Survival Associated with Vitiligo Expression during (1) Maintenance Biotherapy for Metastatic Melanoma 1 2 1 1 2 1 Peter D. Boasberg , Dave S.B. Hoon , Lawrence D. Piro , Maureen A. Martin , Akhide Fujimoto , Timothy S. Kristedja , 1 2 1 1 Sandeep Bhachu , Xing Ye , Regina R. Deck and Steven J. O’Day In a large retrospective analysis of 374 metastatic melanoma patients treated with high-dose IL-2, a total of 84 patients (22%) developed treatment-related vitiligo, although in patients with objective clinical responses the incidence of vitiligo was nearly (2) 50% 1) Journal of Investigative Derm. (2006) Vol 126 2) Journal of Clinical Oncology V19(15) 41

AN ANTI-CD122 ANTIBODY IS EFFECTIVE IN A MOUSE VITILIGO MODEL WITH ESTABLISHED DISEASE Repigmentation study Melanin-reactive T cells Melanin-reactive T cells eliminated pigment in tail eliminated pigment in tail Vehicle (control) treatment Anti-CD122 treatment did not restore pigment restored pigmentation Richmond, 2012. Sci Transl Med. 2018 PMID 30021889 42

ANTI-CD122 IN A MOUSE MODEL OF VITILIGO: POTENTIAL OF DURABLE RESPONSE WITH INFREQUENT DOSING REGIMEN Note: anti-mouse CD122 (surrogate molecule) was used in these studies. 43

FB102 HAS A UNIQUE MOA FOR TREATING VITILIGO BY INHIBITING TWO CYTOKINES TO REDUCE IMMUNE ATTACK OF MELANOCYTES Reducing Autoimmune Response JAK based Carries Black Box Warning Single Cytokine Multi Cytokine JAK 3/TEC à ritlecitinib (LITFULO) IL-17A à aixekizumab (Taltz), CD122 (IL-2/IL-15) à FB102 JAK 1/3 à Tofacitinib (ZELJANZ) IL-17A à secukinumab (COSENTYX) IL-12/23 à ustekinumab (Stelara) JAK1/2/3 TYK2 à Upadacitinib IFNα à anifrolumab CD122 (IL-2/IL-15)à INCA34460 JAK1 à povorcitinib (Incyte INCB54707) TNF-α à adalimumab (Humira), ertanercept TNF-α, infliximab (Remicade), 44

VITILIGO FB102 TRIAL OVERVIEW 45

VITILIGO PHASE 1B DESIGN • 10-12 sites in AUS/NZ • Up to 32 subjects • F-VASI endpoint (16/24 weeks) • Topline data expected in 1H26 46

ALOPECIA AREATA 47

LARGE UNMET NEED IN ALOPECIA AREATA PRESENTS A SIGINIFICANT MARKET OPPORTUNITY ¡ Alopecia areata is a common autoimmune disease that occurs when pathogenic T cells attack hair follicles causing hair loss ¡ Alopecia areata affects both men and women and affects all racial and ethnic groups ¡ Market Opportunity ¡ It is estimated that 2% of the global population will experience alopecia areata at some point in their lifetime ¡ It is estimated that at 700K Americans are currently affected by alopecia areata ¡ While JAK inhibitors have demonstrated efficacy, regulatory scrutiny of the JAK class including black box warnings has dampened enthusiasm for this class and as a result there remains a significant unmet need for safe and effective therapies for treating AA and vitiligo https://www.naaf.org/ https://www.niams.nih.gov/health-topics/alopecia-areata 48

ALOPECIA ARETA (AA) IS DRIVEN BY T LYMPHOCYTES INVADING HAIR FOLLICLES ¡ A healthy hair bulb in anagen phase of the Left: Co-expression of hair follicle cycle is surrounded by an IL-15 and IL-15RA in alopecia areata (AA) but immunosuppressive environment (an not normal control immune privileged space): includes no MHC (NC) class I expression Below: CD122+ CD8+ ¡ Poorly understood environmental factors T cells in follicles from cause immune privilege collapse AA patients ¡ If the space collapses, immune cells attack Xing Nat Med. 2014 PMID: 25129481 pigment expressing cells in the hair bulb ¡ MHC I is strongly overexpressed ¡ Dense accumulation of lymphocytes at hair bulb: 60–80% CD4+ and 20–40% CD8+ T cells Allopecia follicle Healthy follicle - Loss of immune privilege ¡ IL-2 is elevated in AA patients, and IL-15 is - Immune privileged space - Invasion of T and NK cells overexpressed in AA hair follicles - Cytokines (e.g. IL-15, IL-2) (T and NK cells excluded) Bertolini Exp Dermatol. 2020 PMID: 32682334; Ito Clin Dev Immunol. - No MHC expression - MHC expression 2013 PMID: 24151515; Ito 2014 Exp Dermatol. 2014 PMID: 25040075; Xing Nat Med. 2014 PMID: 25129481 - Hair loss 49 Immune privileged

FB102 SHOULD PROTECT HAIR FOLLICLES FROM IMMUNE ATTACK AFTER LOSS OF IMMUNE PRIVILEGE 50

ANTI-CD122 OR ANTI-IL-2 ANTIBODIES PREVENT HAIR LOSS IN A MOUSE MODEL OF ALOPECIA AREATA ¡ C3H/HeJ mice spontaneously alopecia with age with about 20% penetrance ¡ Grafting C3H/HeJ skin from a mouse with alopecia to mice that have not developed alopecia results in rapid disease onset (21 to 35 days) in 100% of successfully grafted recipient mice (McElwee J Invest Dermatol. 1998 PMID: 9804341) ¡ Pathologically resembles human disease ¡ Anti-CD122 antibody, dosed 200 μg twice per week for 12 weeks, or 2 combined anti-IL-2 antibodies, dosed 250 μg each three times per week, prevented alopecia in this model (Xing Nat Med. 2014 PMID: 25129481) 51

COMPETITIVE PIPELINE Reducing Autoimmune Response JAK based Carries Black Box Warning Single Target Multi Target JAK 3/TEC à ritlecitinib (LITFULO) S1P à etrasimod (VELSIPITY) CD122 (IL-2/IL-15) à FB102 JAK 1/2 à baricitinib (Olumiant) OX40 à IMG-007 IL-4/13 à dupilumab (Dupixent) JAK 1/2 à deuruxolitinib (LEQSELVI) IL-2 à Rezpegaldesleukin IL7/TSLP à bempikibart JAK1/2/3 TYK2 à Upadacitinib IL-2/9/15 à EQ101 52

ALOPECIA AREATA FB102 PHASE 1B TRIAL OVERVIEW 53

ALOPECIA AREATA PHASE 1B DESIGN • 10-12 sites in AUS/NZ • Up to 32 subjects • SALT endpoint (16/24 weeks) • Topline data expected in 2026 54

TYPE 1 DIABETES 55

TYPE 1 DIABETES IS CAUSED BY AUTOREACTIVE T CELLS DESTROYING INSULIN-PRODUCING PANCREATIC BETA CELLS ¡ Type 1 diabetes (T1D) is classified by three stages of progression ¡ Stage 1: at least one diabetes-related autoantibody but has normal blood sugar and no symptoms ¡ Stage 2: at least two diabetes-related autoantibodies and abnormal blood sugar levels but otherwise symptom free ¡ Stage 3: significant beta cell loss has occurred; abnormal blood sugar levels; hemoglobin A1C >6.4%; excessive thirst and urination; blurry vision; fatigue; requires insulin for disease management ¡ Market Opportunity 1 ¡ 64,000 people diagnosed with Type 1 diabetes annually ¡ 2 approved treatment option to delay the onset of Type 1 Diabetes FB102 may represent a safer way to delay the onset of Type 1 Diabetes 1 - https://beyondtype1.org/type-1-diabetes-statistics/ 56

TYPE 1 DIABETES CLINICAL COMPETITIVE SPACE From TZIELD PI • The 2 approved products both carry significant challenges in their safety profile. • LANTIDRA • cell therapy that requires hospitalization for administration and cost $300K/cycle • 90% of subjects experience serious AEs • TZIELD • IV infusion once daily for 14 consecutive days and Cost $190K/cycle • Severe AEs including lymphopenia From LANTIDRA PI • Most drug candidates in development for Type 1 Diabetes work using indirect pathways • FB102 offer the advantage of directly impacting the T-cells that cause the damage that leads to Type 1 Diabetes FB102 offers a unique MOA in potentially deactivating the autoreactive immune cells that lead to the destruction of the beta cells https://www.tzieldhcp.com/safety-data/ LANTIDRA PI 57

BASED ON THE MOA, FB102 INHIBITS IL-15/IL-2 CYTOKINE FROM ACTIVATING BETA-CELL SPECIFIC CD8+ T CELLS, PREVENTING BETA-CELL KILLING IL-15/ FB102 blocks IL15RA IL-15 binding CD122/ CD132 CD8+ T cells with receptors recognizing Environmental stress causes β-cells to β-cell specific peptides are enriched in upregulate MHC and to express IL-15 pancreatic islets of T1D patients and IL-15RA Herold 2024 Nat Rev Immunol. PMID 38308004 58

A SINGLE INJECTION OF ANTI-CD122 ANTIBODY DELAYS DIABETES ONSET IN NOD MICE AND ALSO KNOCKS DOWN NK CELLS Yuan 2018 JCI Insight PMID 29367461 59

FB102 SHOWS SIGNIFICANT ACTIVITY: IN VITRO MODELS OF TYPE 1 DIABETES 60

FB102 PREVENTS REACTIVE T CELLS FROM PROLIFERATING AND THEREFORE PREVENTING THE KILLING OF THE BETA CELLS • T cells antigen specific for Beta cells and Beta cells, both collected from T1D patients • T cells cultured with Beta cells in presence or absence of FB102 • FB102 inhibits the Beta cell induced activation and proliferation of T1D T cells 61

FB102 INHIBITS TYPE 1 DIABETES T CELL ACTIVATION FB102 inhibits T cells from T1D donor from being activated by beta cells. T1D T cells activated in the presence of Beta Cells as measured by an increase in CD69 levels and CD25 levels Activation of T cells is inhibited by FB102 but not by the (negative) control antibody 62

FB102 INHIBITS T1D T CELL KILLING OF BETA CELLS FB102 inhibits T cells from T1D donor killing of beta cells. FACS Analysis of Beta Cells with FB102 or Isotype Using T Cells from Type 1 Diabetes Patient – Beta Cell Killing Beta cell killing by T1D reactive T cells is inhibited by FB102 but not by the (negative) control antibody (p=0.0001) 63 D1327 FB102 GLUT2 D1327 Isotype GLUT2

MICROSCOPY SHOWS FB102 INDUCED INHIBITION OF T CELLS ATTACK ON BETA CELLS D1417 + Beta Cells with FB102 D1417 + Beta Cells with Isotype Control T cells are NOT clustering to Beta Cells T cells are clustering to Beta Cells 64

DEVELOPMENT TIMELINES 65

FB102 PROPOSED 12 MONTH CLINICAL DEVELOPMENT Celiac Disease Vitiligo Phase 1b Phase1b Study Initiation 3Q24 Initiated 1H25 Positive Topline readout in June 2025 Topline data expected 1H26 Phase 2 Phase 2 Initiated 2H25 Initiation 2026 Topline data expected in 2026 Alopecia Areata Type 1 Diabetes Phase1b Study Evaluating study design and initiation Initiating 2H25 Topline data expected 2026 Phase 2 Initiation 2026 66

SUMMARY 67

CLINICAL STAGE FB102 • CD122 is a subunit of the intermediate affinity IL-2/IL-15 receptor expressed on NK and T cells and is a subunit of the high affinity IL-2 receptor expressed on Tregs • FB102 (Forte’s anti-CD122 antibody) is designed to mediate both the IL-2 and the IL- 15 induced proliferation and activation of pathogenic NK and T cells • Celiac disease (CeD) phase 1b trial completed and demonstrated positive histological and symptom data for FB102 treated subjects compared to placebo • FB102 Phase 2 celiac disease initiated with topline data expected in 2026 • FB102 Phase 1b vitiligo trial enrolling with topline results expected in 1H26 • FB102 Phase 1b alopecia areata trial initiating 2H25 with topline data expected in 2026 68